Basis of presentation and general information (Details Narrative)	12 Months Ended
Dec. 31, 2022
Disclosure of subsidiaries [abstract]
Name of reporting entity	Globus Maritime Limited
Domicile of entity	Marshall Islands
Description of nature of entity's operations and principal activities	The principal business of the Company is the ownership and operation of a fleet of dry bulk motor vessels (“m/v”), providing maritime services for the transportation of dry cargo products on a worldwide basis.